UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2012

ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
300 Tower Parkway Lincolnshire, IL		60069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 541-9500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01.	Other Events.

On April 13, 2012, ACCO Brands Corporation (the “Company”) issued a press release announcing, among other things, that MeadWestvaco Corporation (“MWV”) had received a favorable private letter ruling from the Internal Revenue Service, which is one of the conditions to consummating the pending merger of the Consumer & Office Products business of MWV with the Company  (the “Merger”).  The press release relating to the Company’s announcement is filed herewith as Exhibit 99.1 and incorporated herein.  Completion of the Merger remains subject to the satisfaction or waiver of certain other conditions, including the approval of the Merger by the Company’s shareholders.

Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1—Press release dated April 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION (Registrant)

Date: April 13, 2012	By:	/s/Neal V. Fenwick
Name: Neal V. Fenwick
Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
99.1	Press release dated April 13, 2012